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                                                                   EXHIBIT 10.40



                                 THIRD AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This Third Amendment To Revolving Credit and Term Loan Agreement (this "Third Amendment") is made by and between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation ("Borrower"), and BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), a national banking association ("Lender").

         WHEREAS, the parties entered into that one certain Revolving Credit Loan Agreement dated November 17, 1998 (the Revolving Credit Loan Agreement dated November 17, 1998 and all amendments thereto and restated thereof are hereinafter referred to as the "Loan Agreement"); and

         WHEREAS, the parties entered into that one certain Amendment To Revolving Credit and Term Loan Agreement dated May 17, 1999 (the "First Amendment"); and

         WHEREAS, the parties entered into that one certain Amendment To Revolving Credit and Term Loan Agreement dated June 12, 2000 (the "Second Amendment"); and

         WHEREAS, the parties desire to amend the Loan Agreement in certain respects.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

                                       1.

         Section 7.9 of the Loan Agreement is amended to read as follows:

                  7.9 Fixed Charges Coverage. Borrower shall not permit the ratio of (a) EBITDA to (b) Fixed Charges, in each case for Borrower and its Subsidiaries and for the four (4) fiscal quarters ending on the date of determination, to be less than 1.5 to 1.0.

                                       2.

         Except as amended above and by the First Amendment and the Second Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       3.

         This Third Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.


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                                       4.

         THIS WRITTEN AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.


         Executed effective as of the 14th day of November, 2000.


                                BORROWER:

                                TANDY BRANDS ACCESSORIES, INC., a
                                  Delaware corporation, as Borrower


                                By: /s/ STAN NINEMIRE
                                    -----------------------------------------
                                    Stan Ninemire, Chief Financial Officer
                                       and Senior Vice President



                                 LENDER:

                                 BANK OF AMERICA, N.A., a national banking
                                   association, as Lender

                                 By: /s/ VINCENT A. LIBERIO
                                    -----------------------------------------
                                    Vincent A. Liberio, Senior Vice President





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